AngioDynamics

First Quarter 2018 Earnings Presentation

September 28, 2017

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Forward-Looking Statement

Notice Regarding Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics' expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as "expects," "reaffirms," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "optimistic," or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics' technology or assertions that AngioDynamics' technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics' SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2017. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

Notice Regarding Non-GAAP Financial Measures

Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics' business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this news release, AngioDynamics has reported net sales excluding a supply agreement; adjusted sales growth; adjusted EBITDAS (income before interest, taxes, depreciation and amortization and stock-based compensation); and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics' performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics' underlying business. Management encourages investors to review AngioDynamics' financial results prepared in accordance with GAAP to understand AngioDynamics' performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics' financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Trademarks

Q1 FY2018 Highlights

Financial Performance

- Revenue of $85.4 million, down 3% year-over-year (Excluding impact of Cook Recall: Revenue down 1% year-over-year)
- Adj. EPS of $0.12, compared to $0.17 year-over-year
- Adj. EBITDAS of $10.6 million, compared to $14.2 million year-over-year
- Generated operating cash flow of $3.0 million and free cash flow of $2.5 million
- **Company reaffirms full year financial guidance**

Peripheral Vascular	Vascular Access	Oncology/Surgery
Strength in fluid management and thrombus management portfolios	Continued growth in BioFlo product family	Launch of Solero well received by market Continued NanoKnife utilization growth

Corporate Developments

- Strong first quarter underscores confidence in the business
- Continued execution on operational efficiencies across the business
- Launch of Solero, first product from revised Product Development Process, showed early marketplace acceptance
- Strong sales across business including Fluid Management, Thrombus Management, BioFlo, and NanoKnife disposables

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First Quarter 2018 Results

$ in millions (except per share)	FY2018 Q1 Results	FY2017 Q1 Results	Change
Revenue	**$85.4**	**$88.1**	**(3)%**
- Peripheral Vascular	49.9	52.0	(4)%
- Vascular Access	23.2	25.0	(7)%
- Oncology/Surgery	12.3	11.1	11%
- United States	68.9	72.2	(5)%
- International	16.5	15.9	4%
Net Income	($0.0)	$1.3	
Adjusted Net Income	$4.6	$6.4	
GAAP Earnings Per Share	($0.00)	$0.04	
Non-GAAP Adjusted EPS	$0.12	$0.17	
Gross Margin	48.3%	51.1%	
Adjusted EBITDAS	$10.6	$14.2	
Free Cash Flow	$2.5	$7.0	
Cash and Cash Equivalents	$48.2	$47.5	
Debt	$96.3	$118.9	

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Reiterating FY2018 Guidance

	FY2017 Actuals	FY2018 Guidance
Revenue	$349.6m	$352-$359m
Adjusted EPS	$0.73	$0.64-$0.68
Free Cash Flow	$52.7m	$35m+

FOCUS | EXECUTION | ACCOUNTABILITY

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GAAP to Non-GAAP Reconciliation

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Reconciliation of GAAP to Non-GAAP Gross Profit, Net Income and EPS

Reconciliation of Gross Profit to non-GAAP Adjusted Gross Profit:

	Three months ended	
	August 31, 2017	August 31, 2016
	(unaudited)	
Gross profit	$ 41,229	$ 45,032
Inventory charge included in cost of sales	-	(1)
Adjusted gross profit	$ 41,229	$ 45,031
Adjusted gross profit % of sales	48.3%	51.1%

Reconciliation of Net Income to non-GAAP Adjusted Net Income:

	Three months ended	
	August 31, 2017	August 31, 2016
	(unaudited)	
Net income (loss)	$ (35)	$ 1,300
Inventory charge included in cost of sales	-	(1)
Amortization of intangibles	4,096	4,235
Change in fair value of contingent consideration	105	443
Acquisition, restructuring and other items, net (1)	2,989	2,417
Tax effect of non-GAAP items (2)	(2,564)	(1,996)
Adjusted net income	$ 4,591	$ 6,398

Reconciliation of Diluted Earnings Per Share to non-GAAP Adjusted Diluted Earnings Per Share:

	Three months ended	
	August 31, 2017	August 31, 2016
	(unaudited)	
Diluted earnings (loss) per share	$ (0.00)	$ 0.04
Amortization of intangibles	0.11	0.11
Change in fair value of contingent consideration	0.00	0.01
Acquisition, restructuring and other items, net (1)	0.08	0.06
Tax effect of non-GAAP items (2)	(0.07)	(0.05)
Adjusted diluted earnings per share	$ 0.12	$ 0.17
Adjusted diluted sharecount	37,230	36,698

(1) Includes costs related to mergers and acquisition activities, integrations, restructurings, asset impairments and write-offs, litigation, and other items.
(2) Represents the net tax effect of non-GAAP adjustments. Based on our historical non-GAAP earnings, our tax effect of non-GAAP items has been calculated assuming no valuation allowance on our deferred tax assets and an effective tax rate of 36%.

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Reconciliation of Net Income to EBITDAS to Adjusted EBITDAS

	Three months ended	
	August 31, 2017	August 31, 2016
	(unaudited)	
Net income (loss)	$ (35)	$ 1,300
Income tax expense	19	1,603
Interest expense	759	723
Depreciation and amortization	5,716	6,042
Stock-based compensation	1,797	1,684
EBITDAS	$ 8,256	$ 11,352
Inventory charge included in cost of sales	-	(1)
Change in fair value of contingent consideration	105	443
Acquisition, restructuring and other items, net (1,2)	2,881	2,417
Other expense, net	(603)	(54)
Adjusted EBITDAS	$ 10,639	$ 14,157
Per diluted share:		
EBITDAS	$ 0.22	$ 0.31
Adjusted EBITDAS	$ 0.29	$ 0.39

(1) Includes costs related to mergers and acquisition activities, integrations, restructurings, asset impairments and write-offs, litigation, and other items.
(2) Excludes depreciation expense captured in the depreciation and amortization component of the reconciliation.

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Growth *through*

Focus | Execution | Accountablity

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